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                                                                 Exhibit (d)(11)

                                     Form of
                                 Amended Annex A

The compensation payable under Paragraph 5 of the Management Agreement between Goldman Sachs Trust and each of the undersigned shall be as follows:

Goldman Sachs Asset Management
                                                                    Annual Rate
                                                                    -----------
Goldman Sachs Government Income Fund                                   0.65%
Goldman Sachs Municipal Income Fund                                    0.55%
Goldman Sachs High Yield Fund                                          0.70%
Goldman Sachs Balanced Fund                                            0.65%
Goldman Sachs Growth and Income Fund                                   0.70%
Goldman Sachs CORE Large Cap Value Fund/4/                             0.60%
Goldman Sachs CORE Large Cap Growth Fund                               0.75%
Goldman Sachs CORE Small Cap Equity Fund/1/                            1.00%
Goldman Sachs CORE International Equity Fund/1/                        1.00%
Goldman Sachs Mid Cap Equity Fund                                      0.75%
Goldman Sachs Small Cap Value Fund                                     1.00%
Goldman Sachs Real Estate Securities Fund/1/                           1.00%
Goldman Sachs Strategic Growth Fund/5/                                 1.00%
Goldman Sachs Growth Opportunities Fund/5/                             1.00%
Goldman Sachs Internet Toll-Keeper Fund/6/                             1.00%
Goldman Sachs Large Cap Value Fund/7/                                  0.75%
Goldman Sachs-Financial Square Prime Obligations Fund                  0.205%
Goldman Sachs-Financial Square Money Market Fund                       0.205%
Goldman Sachs-Financial Square Premium Money Market Fund               0.205%
Goldman Sachs-Financial Square Treasury Obligations Fund               0.205%
Goldman Sachs-Financial Square Treasury Instruments Fund               0.205%
Goldman Sachs-Financial Square Government Fund                         0.205%
Goldman Sachs-Financial Square Federal Fund                            0.205%
Goldman Sachs-Financial Square Tax-Free Money Market Fund              0.205%
Goldman Sachs-Financial Square Municipal Money Market Fund             0.205%

Goldman Sachs Funds Management L.P.

Goldman Sachs CORE U.S. Equity Fund                                    0.75%
Goldman Sachs Capital Growth Fund                                      1.00%

Goldman Sachs Asset Management International

Goldman Sachs Global Income Fund                                       0.90%
Goldman Sachs International Equity Fund                                1.00%
Goldman Sachs Emerging Markets Equity Fund                             1.20%
Goldman Sachs Asia Growth Fund                                         1.00%
Goldman Sachs International Small Cap Fund/2/                          1.20%
Goldman Sachs Japanese Equity Fund/2/                                  1.00%
Goldman Sachs European Equity Fund/3/                                  1.00%


-------------------------
/1/ Please note that the CORE Small Cap Equity Fund, CORE International Equity Fund and Real Estate Securities Fund were approved at the July 21, 1997 Goldman Sachs Trust Board Meeting.
/2/ Please note that the International Small Cap Fund and Japanese Equity Fund were approved at the April 23, 1998 Goldman Sachs Trust Board Meeting.
/3/ Please note that the European Equity Fund was approved at the July 22, 1998 Goldman Sachs Trust Board Meeting.
/4/ Please note that the CORE Large Cap Value Fund was approved at the November 3, 1998 Goldman Sachs Trust Board Meeting.
/5/ Please note that the Strategic Growth Fund and Growth Opportunities Fund were approved at the April 28, 1999 Goldman Sachs Trust Board Meeting.
/6/ Please note that the Internet Toll-Keeper Fund was approved at the July 27, 1999 Goldman Sachs Trust Board Meeting.
/7/ Please note that the Large Cap Value Fund was approved at the _____________, 1999 Goldman Sachs Trust Board Meeting.